UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2011 (October 6, 2011)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure

Management Presentation

On October 6, 2011, J. Thomas Wilson, President and CEO of Magellan Petroleum Corporation (the “Company”) and William H. Hastings, Senior Advisor for Business Development and the Company’s former President and CEO, conducted a presentation of the Company’s current business plans entitled “Magellan Petroleum - SEAAOC 2011” in Darwin, Australia at the South East Asia Australia Offshore Conference.

The Company’s presentation is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The presentation has also been posted to the Company’s website – www.magellanpetroleum.com. Such material may be presented to investors in the future.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Statements in this presentation which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. These statements about Magellan and Magellan Petroleum Australia Limited (“MPAL”) may relate to their businesses and prospects, revenues, expenses, operating cash flows, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Among these risks and uncertainties are the following: the ability of Magellan and Santos to complete and implement the terms of the Santos asset swap/sales agreement and gas sales contract, including securing the customary approvals necessary to complete the asset swap, the future outcome of the negotiations by Santos with its customers for gas sales contracts for the remaining uncontracted reserves in the Amadeus Basin, the production volume at Mereenie and whether it will be sufficient to trigger the bonus amounts provided for in the Santos asset swap/sales agreement, the ability of the Company to successfully develop its existing assets, the ability of the Company to secure gas sales contracts for the uncontracted reserves at Dingo, the ability of the Company to implement a successful exploration program, pricing and production levels from the properties in which Magellan and MPAL have interests, the extent of the recoverable reserves at those properties, the profitable integration of acquired businesses, including Nautilus Poplar LLC, the likelihood of success of the drilling program at the Poplar Fields by the Company’s new farm-in partner, VAALCO Energy, and the results of the ongoing production well tests in the U.K. In addition, MPAL has a large number of exploration permits and faces the risk that any wells drilled may fail to encounter hydrocarbons in commercially recoverable quantities. Any forward-looking information provided in this report should be considered with these factors in mind. Magellan assumes no obligation to update any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise. Any forward-looking information provided in this report, including in the presentation furnished as Exhibit 99.1, should be considered with these factors in mind. The Company assumes no obligation to update any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Company presentation dated October 6, 2011 entitled “Magellan Petroleum – SEAAOC 2011” as presented in Darwin, Australia at the South East Asia Australia Offshore Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ ANTOINE J. LAFARGUE
Name: Antoine J. Lafargue Title: Chief Financial Officer and Treasurer

Dated: October 6, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company presentation dated October 6, 2011 entitled “Magellan Petroleum - SEAAOC 2011” as presented in Darwin, Australia at the South East Asia Australia Offshore Conference.